Segment Reporting	9 Months Ended
Sep. 30, 2013
Segment Reporting [Abstract]
Segment Reporting
14.	Segment Reporting

Operating segments are defined as components of an enterprise for which separate financial information is available and evaluated regularly by the chief operating decision-maker, or decision-making group, in deciding how to allocate resources and in assessing performance.

The Company develops, manufactures and sells products that unlock genetic information from very small amounts of tissue. Products, consisting of instruments, consumables and related services, are provided to researchers in the life sciences industry and to clinical laboratories providing diagnostic testing. The Company is organized as, and operates in, two reportable segments: life sciences segment and diagnostics segment. The life sciences business provides instruments, consumables and services for efficiently profiling the activity of hundreds of genes from a single tissue sample. The diagnostics business provides molecular diagnostic kits to pathology labs enabling complex molecular testing on a decentralized basis.

The Company’s chief operating decision maker is the chief executive officer. The chief operating decision maker reviews financial information presented on a total Company basis, accompanied by information about segment revenue and certain direct sales and marketing expenses by segment. The chief operating decision maker does not review segment information related to cost of revenue, research and development or other selling, general and administrative expenses. The Company’s chief operating decision maker evaluates performance based on these two measures.

Operating results for each segment and a reconciliation of segment profit (loss) to loss from operations are as follows:

	Years Ended December 31,			Nine Months Ended September 30,
	2010	2011	2012	2012	2013
	(In thousands)
				(Unaudited)
Product revenue:
Instruments	$6,472	$7,112	$8,786	$6,262	$7,226
Consumables	5,034	9,997	13,036	9,325	12,380
Service revenue	224	691	1,151	893	1,148

Total life sciences segment	11,730	17,800	22,973	16,480	20,754
Diagnostics segment
Instruments	—	—	—	—	488
Consumables	—	—	—	—	41

Total diagnostics segment	—	—	—	—	529

Total revenue	11,730	17,800	22,973	16,480	21,283

Selling, general and administrative expenses:
Life sciences segment	4,806	5,304	7,175	5,174	7,869
Diagnostics segment	—	—	2,378	1,486	3,993

Life sciences segment profit	6,924	12,496	15,798	11,306	12,885
Diagnostic segment loss	—	—	(2,378)	(1,486)	(3,464)

Total segment profit	6,924	12,496	13,420	9,820	9,421

Adjustments:
Cost of revenue	(9,128)	(9,777)	(12,361)	(9,076)	(10,188)
Research and development expenses	(7,547)	(8,990)	(11,635)	(8,253)	(10,469)
Unallocated selling, general and administrative expenses	(3,221)	(4,225)	(5,933)	(3,928)	(8,960)

Loss from operations	$(12,972)	$(10,496)	$(16,509)	$(11,437)	$(20,196)

The following table is based on the geographic location of distributors or end users who purchased products and services. For sales to distributors, their geographic location may be different from the geographic locations of the ultimate end user. Revenue by geography was as follows:

	Years Ended December 31,			Nine Months Ended September 30,
	2010	2011	2012	2012	2013
	(In thousands)
				(Unaudited)
North America	$10,643	$14,044	$15,906	$11,809	$15,028
Europe & Middle East	909	2,918	4,167	2,863	3,702
Asia Pacific	178	838	2,900	1,808	2,553

Total revenue	$11,730	$17,800	$22,973	$16,480	$21,283

Total revenue in the United States was $10.2 million, $13.5 million, $14.9 million, $11.2 million (unaudited) and $13.0 million (unaudited) for the years ended December 31, 2010, 2011 and 2012 and the nine months ended September 30, 2012 and 2013, respectively.

The Company’s assets are primarily located in the United States and not allocated to any specific segment or geographic region. All of the Company’s long-lived assets are located in the United States.